                                                       Exhibit 25
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                         _______________
                             FORM T-1
                STATEMENT OF ELIGIBILITY UNDER THE
           TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                   DESIGNATED TO ACT AS TRUSTEE
                         _______________
  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                 PURSUANT TO SECTION 305(b)(2)
                         _______________
           NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

                            58-0193243
               (I.R.S. employer identification no.)

                    600 Peachtree Street, N.W.
                            Suite 900
                     Atlanta, Georgia  30308
        (Address of principal executive offices)(Zip Code)
                  _____________________________
                        John T. Henderson
           NationsBank of Georgia, National Association
                       Area Administration
                        6000 Feldwood Road
                   College Park, Georgia  30349
                          (404) 774-6074
    (Name, Address and telephone number of agent for service)
                         _______________
                         with a copy to:
           NationsBank of Georgia, National Association
                         Corporate Trust
                 600 Peachtree Street, Suite 900
                        Atlanta, GA 30308
                     ________________________
               SAVANNAH ELECTRIC AND POWER COMPANY
       (Exact name of obligor as specified in its charter)

          Georgia                             58-0418070
        (State or other jurisdiction         (IRS employer
    of incorporation or organization)     identification no.)

                       600 Bay Street, East
                     Savannah, Georgia  31401
                          (912) 232-7171
    (Name, address, including zip code, and telephone number,
       including area code, of principal executive office)
            __________________________________________
                       First Mortgage Bonds
               (Title of the indenture securities)
_________________________________________________________________

1.  General information.

    Furnish the following information as to the trustee--

    (a) Name and address of each examining or supervising authority to which it is subject.

        The Comptroller of the Currency,
        Washington, D.C.

        Federal Reserve Bank of Atlanta
        104 Marietta Street, N.W.
        Atlanta, Georgia

        Federal Deposit Insurance Corporation
        Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

2.  Affiliations with obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16. List of Exhibits.

    List below all exhibits filed as a part of this statement of eligibility.

    (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to
        Registration No. 33-50233, which is incorporated herein by reference.)

    (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1, Exhibit
        25 to Registration No. 33-50233, which is incorporated herein by reference.)

    (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1,
        Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

    (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit 25 to
        Registration No. 33-50233, which is incorporated herein by reference.)

    (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

    (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                            SIGNATURE


    Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 3rd day of March, 1994.

                         NATIONSBANK OF GEORGIA,
                          NATIONAL ASSOCIATION


                         By: /s/ Sandra Carreker
                              Sandra Carreker
                              Vice President

                      EXHIBIT 6 TO FORM T-1

                        CONSENT OF TRUSTEE


    Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Savannah Electric and Power Company First Mortgage Bonds, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                         NATIONSBANK OF GEORGIA,
                          NATIONAL ASSOCIATION


                         By: /s/ Sandra Carreker
                              Sandra Carreker
                              Vice President

                             EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks

                              REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF GEORGIA, N.A. OF ATLANTA, in the state of Georgia, at the close of business on December
31, 1993 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161. Charter Number 13281,
Comptroller of the Currency, Atlanta District.

Statement of Resources and Liabilities
                                                Dollar Amounts in Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin          1,205,514.
Securities                                                  3,232,925.

Federal funds sold and securities purchased under
agreements to resell in domestic offices of the bank
and of its Edge and Agreement subsidiaries, and in IBFs:
    Federal funds sold                                        470,850.
    Securities purchased under agreements to resell                 0.
Loans and lease financing receivables:
     Loans and leases, net of unearned income   9,788,433.
     LESS: Allowance for loan and lease losses    125,977.
     LESS: Allocated transfer risk reserve            140.
     Loans and leases, net of unearned income,
     allowance, and reserve                                 9,662,316.
Assets held in trading accounts                                22,617.
Premises and fixed assets (including capitalized leases)      180,489.
Other real estate owned                                        22,817.
Customers' liability to this bank on acceptances outstanding  286,671.
Intangible assets                                              46,554.
Other assets                                                  177,429.
Total assets                                               15,308,182.







LIABILITIES

Deposits:
     In domestic offices                                    8,852,404.
     Noninterest-bearing                        2,893,166.
     Interest-bearing                           5,959,238.

Federal funds purchased and securities sold under
agreements to repurchase in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
    Federal funds purchased                                 3,512,809.
    Securities sold under agreements to repurchase            386,885.
Demand notes issued to the U.S. Treasury                      250,000.
Other borrowed money                                          180,734.
Bank's liability on acceptances executed and outstanding      286,671.
Other liabilities                                             814,806.
Total liabilities                                          14,284,309.

                                EQUITY CAPITAL
Common stock                                                   97,747.
Surplus                                                       229,412.
Undivided profits and capital reserves                        680,766.
Less: Net unrealized loss on marketable equity securities     (15,948)
Total equity capital                                        1,023,873.
Total liabilities, limited-life preferred stock, and
equity capital                                             15,308,182.

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


James R. Lientz, Jr.    )
Willard A. Alexander    )     Directors
Hugh M. Chapman         )